Exhibit 10.3

J. C. Penney Company, Inc.                    Notice of Grant of Stock Option(s)
                                              2005 Annual Grant of Stock Options
2001 Equity
Compensation Plan

Stock Option Program

Name                                                 Date of Grant     Option Price Per Share
                                                                             $ 00.00

Employee ID                     Unit Number               Area of Responsibility / District Number
  0000000000                                                                 000000

                                                            Number of NSO Shares Granted
                                                                           0,000




This Notice of Non-Qualified (also known as "Non-Statutory") Stock Option ("NSO") gives you the right to purchase the total number of shares of Common Stock of 50 cent par value ("Common Stock") of J. C. Penney Company, Inc. ("Company") at the price per share as shown above. This option is subject to all the terms, rules, and conditions of the J. C. Penney Company, Inc. 2001 Equity Compensation Plan ("Plan"). Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan. The option price and number of shares will be adjusted as provided in the Plan in the event of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, spinoff, distribution to holders of Common Stock other than cash dividends, or the like.

Terms of Exercise
-----------------

Effective Exercise Date
------------------------

When an option exercise instruction is given in conjunction with a sell order for the underlying stock that is a Sell-to-Cover Order, a Cashless Exercise Order, a Limit Order or a Good-till Cancelled Order, the effective exercise date shall be the date on which such sale order is executed. For a Cash Payment (Exercise and Hold) transaction, the effective exercise date will be the date the requisite funds are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. For a Stock Payment transaction, the effective exercise date will be the date the properly completed option exercise form and any necessary accompanying documents and payment are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. Exercise instructions received after the close of the New York Stock Exchange ("NYSE") for the day shall be deemed received as of the opening of the next Business Day (a "Business Day" being any day on which the NYSE is open and operating). An effective exercise date shall never mean a non-Business Day. If any "effective exercise date," as defined above, falls on a day Common Stock is not traded on the NYSE, all transactions will be postponed until the next trading day, and the effective exercise date will be deemed to be the next trading date, unless such day is after the Normal Expiration Date (as defined below), in which case the option will expire. Options can only be exercised through your Company designated brokerage account which must be activated by you prior to your exercising any option.

Transferability
----------------

This option may be assigned or transferred by will or the laws of descent and distribution. No Stock Option will be exercisable except by you or (a) upon your incapacity, by your guardian or legal representative, or (b) upon your death, by the beneficiary you have designated on the JCPenney Beneficiary Designation form or in the absence of such beneficiary, your legal representative (collectively, "Legal Transferees").

Date Option Becomes Exercisable
--------------------------------

This option will vest over a three-year period in accordance with the following schedule:

                                  Normal Vesting Dates                     Percent of this Option Grant that will vest
                  ----------------------------------------------------- ---------------------------------------------------
                  ----------------------------------------------------- ---------------------------------------------------
                                                                                             33-1/3%
                  ----------------------------------------------------- ---------------------------------------------------
                  ----------------------------------------------------- ---------------------------------------------------
                                                                                             33-1/3%
                  ----------------------------------------------------- ---------------------------------------------------
                  ----------------------------------------------------- ---------------------------------------------------
                                                                                             33-1/3%
                  ----------------------------------------------------- ---------------------------------------------------

This option will be 100% vested on -------------------.

However, this option becomes immediately exercisable, without regard to these dates, upon a "Change of Control" (as defined in the Plan) of the Company, and this option becomes immediately exercisable, without regard to these dates, in the event of your employment termination due to retirement, death, disability, or reduction in force/unit closing as described below.

Additional Exercise Terms Of This Option Are:
---------------------------------------------

While you are Employed
------------------------

While you are employed by the Company, subsidiary, or other entity affiliated with the Company, you may exercise vested options any time on or after the Normal Vesting Dates until the option Expiration Date of ------ ("Normal Expiration Date"). This option can be exercised by:

    o   Cash Payment Method (Exercise and Hold)
    o   Stock Payment Method
    o   Cashless Method
    o   Sell To Cover Method

After your Employment Termination
----------------------------------

In all cases, the option exercise period following termination of employment cannot extend beyond the applicable date described below or the Normal Expiration Date, whichever comes first.

1)   Retirement or Disability: If your employment terminates due to your:

    o   Retirement at age 60 or more,
    o   Retirement between ages 55 and 59 with at least 15 years of service, or
    o   Disability,

     before all Normal Vesting Dates have been reached, this option will become immediately 100% exercisable on such employment termination. This option may be exercised for a period of five years after such employment termination or until the option's Normal Expiration Date, whichever comes first.

     If your employment terminates due to any of the three circumstances listed above on or after all Normal Vesting Dates have been reached, this option may be exercised for a period of five years after employment termination or until the option's Normal Expiration Date, whichever comes first.

2) Reduction in Force or Unit Closing - If your employment terminates due to a reduction in force or unit closing before all Normal Vesting Dates have been reached, this option will become immediately exercisable on such employment termination. This option may be exercised for a period of three years after such employment termination or until the option's Normal Expiration Date, whichever comes first.

     If your employment terminates due to a reduction in force or unit closing on or after all Normal Vesting Dates have been reached, this option may be exercised for a period of three years after employment termination or until the option's Normal Expiration Date, whichever comes first.

3) Resignation, Discretionary Dismissal or Resignation in Lieu of Discretionary Dismissal (excluding Reduction In Force or Unit Closing): If your employment terminates due to your resignation, discretionary dismissal or resignation in lieu of a discretionary dismissal, then this option will expire as of the date of your employment separation

4) Death: If your employment terminates due to your death before all Normal Vesting Dates have been reached, this option will become immediately 100% exercisable on such employment termination. Such exercise must be made by your Legal Transferee, and must be made within two years after your date of death; provided, however, that in no event may such exercise be made after the Normal Expiration Date.

     If you die on or after all Normal Vesting Dates have been reached and: a) while employed by the Company; b) during the five-year post-termination exercise period described above for termination due to retirement or disability; or c) during the three-year post-termination exercise period described above for termination due to reduction in force, your Legal Transferee may exercise this option for a period of two years following your date of death. However, in no event can the exercise period after death extend beyond the option's Normal Expiration Date. In most cases, special documentation will be required to exercise an option after your death.

5) Summary Dismissal or Resignation in Lieu of Summary Dismissal: If you are given a Summary Dismissal, or allowed to resign in lieu of a Summary Dismissal, then this option will expire as of the date of your employment separation.

This stock option grant does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.